Debt	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
Debt

19.	DEBT

(in thousands of $)	2025	2024
Total debt, net of deferred financing costs	(2,758,024)	(1,452,255)
Less: Current portion of long-term debt and short-term debt	301,202	521,282
Long-term debt	(2,456,822)	(930,973)
The outstanding debt, gross of deferred financing costs, as of December 31, 2025 is repayable as follows:

Year ending December 31	Golar debt	VIE debt (1)	Total debt
(in thousands of $)
2026	(75,000)	(230,037)	(305,037)
2027	(75,000)	—	(75,000)
2028	(75,000)	—	(75,000)
2029	(375,000)	—	(375,000)
2030	(1,150,000)	—	(1,150,000)
2031 and thereafter	(825,000)	—	(825,000)
Total	(2,575,000)	(230,037)	(2,805,037)
Deferred financing costs	46,630	383	47,013
Total debt net of deferred financing costs	(2,528,370)	(229,654)	(2,758,024)
(1) This relates to debt balance of our consolidated lessor VIE entity (note 5).

(in thousands of $)	2025	2024	Maturity date
Gimi facilities	(1,200,000)	(670,833)	November 2032 / March 2030
2025 Convertible Bonds	(575,000)	—	December 2030
2025 Senior Unsecured Notes	(500,000)	—	October 2030
2024 Unsecured Bonds	(300,000)	(300,000)	September 2029
2021 Unsecured Bonds	—	(189,642)	October 2025
Subtotal (excluding lessor VIE debt)	(2,575,000)	(1,160,475)
CSSC VIE debt - FLNG Hilli facility	(230,037)	(314,466)	Repayable on demand/2026
Total debt (gross)	(2,805,037)	(1,474,941)
Less: Deferred financing costs	47,013	22,686
Total debt, net of deferred financing costs	(2,758,024)	(1,452,255)
Gimi facilities
Gimi $1.2 billion facility
In November 2025, we refinanced the $700 million Gimi facility through the $1.2 billion secured term loan facility with a syndicate of lenders (the “$1.2 billion Gimi facility”). The $1.2 billion Gimi facility bears interest at three-month SOFR plus a margin of 2.5% and includes a final balloon payment of $675.0 million due at maturity.

Gimi $700 million facility

In 2019, we entered into a $700 million facility agreement with a group of lenders to finance the conversion of the FLNG Gimi. As of December 31, 2024, we had fully drawn the available funds. The facility had a final balloon payment of $350.0 million due in March 2030 and bore interest at SOFR plus a margin of 4.0% during the conversion phase, reducing to SOFR plus a margin of 3.0% post COD.

In November 2025, we repaid the facility in full using a portion of the proceeds from the new $1.2 billion Gimi facility, settling $627.1 million of outstanding principal and associated accrued interest and recognized a $10.0 million loss on extinguishment of debt.
2025 Convertible Bonds
On June 30, 2025, we issued $575 million of 2.75% convertible senior unsecured notes (“2025 Convertible Bonds”), maturing December 15, 2030. The initial conversion rate is 17.3834 common shares per $1,000 principal amount of the bonds, equivalent to a conversion price of approximately $57.53 per common share. This represents a conversion premium of approximately 40% over the closing share price of $41.09 prior to issuance on June 25, 2025. The conversion price is subject to adjustment in the event of certain dividends or other corporate actions. Upon conversion of a note, we will pay or deliver cash, common shares or a combination of cash and common shares, at our election. We have assessed the 2025 Convertible Bonds and concluded that the embedded conversion feature does not require bifurcation, accordingly the 2025 Convertible Bonds are recognized as a long term debt liability and measured at amortized cost.
Interest expense for the year ended December 31, 2025 related to the 2025 Convertible Bonds consisted of $8.0 million million of contractual interest and $1.1 million of amortization of deferred financing costs. There was no comparable interest expense in 2024.

2025 Senior Unsecured Notes

In October 2025, we issued the 2025 Senior Unsecured Notes, maturing October 2030 and are listed on The International Stock Exchange (“TISE”). The 2025 Senior Unsecured Notes were issued at par and bear interest at a rate of 7.500% per annum, payable semi-annually in arrears.

The terms of the 2025 Senior Unsecured Notes grant us:
•an early redemption option to redeem up to 40% of the 2025 Senior Unsecured Notes prior to October 2, 2027 at a redemption price equal to 107.50% of the principal amount of the notes, plus accrued and unpaid interest and additional amounts, if any, to the redemption date, provided that at least 60% of the aggregate original principal amount of the notes remains outstanding immediately thereafter;
•an early redemption option to redeem the 2025 Senior Unsecured Notes prior to October 2, 2027 at a redemption price equal to 100% of the principal amount plus a “make-whole” premium;
•early redemption options to redeem all or part of the 2025 Senior Unsecured Notes on or after each of October 2, 2027, October 2, 2028 and October 2, 2029 at redemption prices of 103.75%, 101.88% and 100% of the principal amount of the notes, respectively; and
•an early redemption option to redeem the 2025 Senior Unsecured Notes at 100% of the principal amount of the notes if we would otherwise be required to pay additional amounts in respect of the 2025 Unsecured Notes as a result of changes in tax legislation or treatment.

The terms of the 2025 Senior Unsecured Notes grant the note holders a right to require that we repurchase some or all of the 2025 Senior Unsecured Notes at a price of 101% of the principal amount of the notes, which is triggered by certain events including a change of control, an event of loss and certain asset sales. The terms of the 2025 Senior Unsecured Notes also contain customary negative covenants and restrictions including, amongst other things, our ability to incur or guarantee additional indebtedness; make certain restricted payments and investments, including dividends and other distributions; create or incur certain liens; transfer or sell assets; merge or consolidate with other entities and enter into certain transactions with affiliates.

2024 Unsecured Bonds

In September 2024, we issued $300.0 million senior unsecured bonds in the Nordic bond market (“2024 Unsecured Bonds”), maturing September 2029. The 2024 Unsecured Bonds bears interest at 7.75% per annum.

The terms of the 2024 Unsecured Bonds grant us:
•an early redemption option to redeem the 2024 Unsecured Bonds for 100% of the nominal amount if it is required to gross up any withholding tax from any payments in respect of the 2024 Unsecured Bonds;
•early redemption call option to redeem all of some of the 2024 Unsecured Bonds at multiple dates throughout the four years term with pricing that reduces as the maturity date approaches;
•to purchase and hold the 2024 Unsecured Bonds and that such 2024 Unsecured Bonds may be retained, sold or cancelled at our sole discretion; and
•grants the bondholders a mandatory repurchase put option to require that that we repurchase some or all of the 2024 Unsecured Bonds for 101% of the Nominal Amount per bond – the put option is triggered by a change of control event, a de-listing event, a disposal event or a total loss event.

2021 Unsecured Bonds

In 2021, we issued $300.0 million senior unsecured bonds in the Nordic bond market (“2021 Unsecured Bonds”), which bore interest at 7.00% per annum due in October 2025. Throughout the bond term we re-purchased and subsequently re-issued various amounts, with $189.7 million outstanding immediately prior to maturity. The bonds were fully repaid at maturity using part of the proceeds from the 2025 Senior Unsecured Notes.

Lessor VIE debt

The following loan relates to the CSSC entity that we consolidate as a VIE. Although we have no control over the funding arrangement of this entity, we consider ourselves the primary beneficiary of this VIE and therefore are required to consolidate this loan facility into our financial results (note 5).

Facility	Effective from	SPV	Loan counterparty	Loan facility at inception (in $ millions)	Loan facility at December 31, 2025 (in $ millions)	Loan duration/maturity	Interest
Hilli	June 2018	Fortune Lianjing Shipping S.A.	CSSC entity	(840.0)	(35.5)	2026	SOFR plus margin
				(120.0)	(194.5)	Repayable on demand	Fixed rate(1)
(1) In 2024, the previously non-interest bearing loan with the CSSC entity began accruing interest at a fixed rate.

Debt restrictions

Certain of our debts are collateralized by vessel liens. The existing financing agreements impose certain operating and financing restrictions which may significantly limit or prohibit, among other things, our ability to incur additional indebtedness, create liens, sell capital shares of subsidiaries, make certain investments, enter into mergers and acquisitions, purchase and sell vessels, repurchase common stock or distribute dividends. In addition, lenders may accelerate the maturity of indebtedness under financing agreements and foreclose upon the collateral securing the indebtedness upon the occurrence of certain events of default, including a failure to comply with any of the covenants contained in our debt agreements. Many of our debt agreements contain certain covenants, which require compliance with certain financial ratios. Such ratios include current assets to liabilities and minimum net worth and minimum free cash restrictions. With regards to cash restrictions, we have covenanted to maintain at least $50.0 million of cash and cash equivalents on a consolidated group basis. As of December 31, 2025, we were in compliance with all our covenants under our various ~~loan~~ financing agreements.